--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     Janus Global Life Sciences Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     4

          Statement of Operations ..............................     5

          Statement of Changes in Net Assets ...................     6

          Financial Highlights .................................     7

          Notes to Schedule of Investments .....................     8

          Notes to Financial Statements ........................     9

          Explanation of Charts and Tables .....................    12

--------------------------------------------------------------------------------
Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Global Life Sciences Fund (closed to new investors)

[PHOTO]
Thomas Malley
portfolio manager

For the six months ended April 30, 2001, Janus Global Life Sciences Fund reported a loss of 24.30% versus the 12.06% decline from the S&P 500 Index.(1)

Clearly, we are disappointed with the Fund's results. After bucking the equity markets' downward slide with steady returns in much of 2000, many health care and life science stocks tumbled alongside the major indexes in the first four months of this year. Even the Federal Reserve's rate reductions did little to ease investors' concerns of a slowing U.S. economy.

Due to the health care industry's noncyclical characteristics and lack of direct ties to the technology industry, I didn't believe this group would fall into the grips of the bear market. However, the slightest amount of bad news from one company seemed to trip up entire sectors, whether it was large-capitalization pharmaceuticals, young biotechnology companies, cutting-edge medical device developers or established health care providers. The wave of pessimism extended beyond troubled issues and pulled down fundamentally solid companies that are executing and meeting expectations.

That said, many biotechnology stocks were also knocked down in the surge of selling, including two of our holdings - Cell Therapeutics, which focuses its efforts on creating cancer treatments, and Symyx Technologies, a developer of high-speed technology systems used in the discovery of materials for life sciences applications. Since neither company is currently profitable, their value must be discounted over a period of several years. In a market like this one, it can be rough going for companies like these. Nevertheless, we still see strong prospects for both companies, and maintain positions in them.

A few of our holdings were also punished for fundamental reasons, including Alexion Pharmaceuticals and Applera Corp., formerly Applied Biosystems Group. Alexion, which genetically alters antibodies to target specific diseases, announced mixed results in the Phase II tests for its two leading anti-inflammatory treatments - one for arthritis and the other for heart bypass patients. We liquidated our position as a result.

Meanwhile, Applera, a medical research instrument developer, slumped after announcing it expected lower earnings for the next few quarters due to depressed sales and a strong U.S. dollar. Despite a unique product line and a well-funded group of core customers, the late March announcement proved disappointing, and we exited our position.

Due to the overall negative tone of the market, many of our smaller-capitalization holdings also suffered during the period. In a bear market, trading volumes generally fall. For that reason, small-cap stocks, which may have limited liquidity, can experience sharper falls than large-cap holdings. Since the Fund's inception in December 1998, we've been strong believers in the potential of biotechnology, yet that frequently means owning stock in small companies that are developing promising treatments. Despite the short-term underperformance of many of these stocks, our focus remains on the long term, as that's where we see the larger gains materializing. That said, we trimmed some of our holdings, maintaining a three- to five-year perspective while making such decisions.

Despite all of this, a handful of our companies were able to log solid results for the period, including Baxter International and Genzyme Corp. We were first attracted to Baxter, which develops and manufactures devices for drug delivery, blood analysis and kidney disease treatment, because its potential seemed underappreciated by the market, and it therefore carried a lower price multiple than other life sciences companies. However, it has proven to be a stable business and recently increased future earnings estimates in anticipation of a lift from its growing line of hemophilia treatments.

Genzyme, which develops genetic-based therapeutic treatments and diagnostic tools, outperformed due to increased sales and earnings expectations for the next three years. It's already seeing benefits from its December 2000 acquisition of GelTex Pharmaceuticals, which added the high-growth kidney disease treatment Renagel to the Genzyme product portfolio.

For the near term, companies' visibility will continue to be limited as they wait for interest rate cuts to take effect and the economy to improve. Nonetheless, we are pleased to see many quality companies starting to reach attractively low valuations. With a cash position just over 15%, we have the flexibility to strike when we've found a company we like that is priced right.

We remain committed to finding top companies that have strong business models and, in many cases, viewing our companies' prospects for success in terms of years, not necessarily in months. Sometimes that means hunkering down and waiting for market-based difficulties to pass.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                              Janus Global Life Sciences Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                84.9%              94.9%
  Foreign                                               17.3%              14.5%
Top 10 Equities (% of Assets)                           32.3%              26.3%
Number of Stocks                                           53                 84
Cash and Cash Equivalents                               15.1%               5.1%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Medical - Drugs                                         34.3%              32.0%
Medical Products                                         6.5%               3.5%
Therapeutics                                             6.2%              11.8%
Medical - HMO                                            6.2%               4.2%
Medical - Biomedical and Genetic                         5.9%              14.9%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Baxter International, Inc.                               3.8%               1.2%
Sanofi-Synthelabo S.A                                    3.8%               1.9%
Biovail Corp. - New York Shares                          3.5%               2.5%
Bristol-Myers Squibb Co.                                 3.4%               1.3%
Cardinal Health, Inc.                                    3.2%               2.6%
American Home Products Corp.                             3.2%               2.5%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                             3.1%               1.5%
Cytyc Corp.                                              2.9%               1.9%
Pfizer, Inc.                                             2.8%               0.2%
Laboratory Corporation of
  America Holdings                                       2.6%               1.2%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Since 12/31/98*
(1.49)%            25.48%

Janus Global Life Sciences Fund - $16,964
S&P 500 Index - $10,451

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($16,964) as compared to the S&P 500 Index ($10,451).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the healthcare (which includes biotechnology) sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market development. As a result, this Fund may experience greater price volatility. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.9%
Chemicals - Specialty - 1.1%
   1,025,170     Symyx Technologies, Inc.* ..................    $    28,602,243

Diagnostic Equipment - 2.9%
   3,313,685     Cytyc Corp.*,# .............................         78,037,282

Drug Delivery Systems - 2.2%
   1,000,200     Andrx Group, Inc.* .........................         59,011,800

Instruments - Scientific - 2.6%
     567,535     PerkinElmer, Inc. ..........................    $    37,973,767
     608,255     Waters Corp.* ..............................         31,750,911

                                                                      69,724,678

Life and Health Insurance - 1.9%
     474,450     CIGNA Corp. ................................         50,623,815

See Notes to Schedule of Investments.

2  Janus Global Life Sciences Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Biomedical and Genetic - 5.9%
     444,370     Affymetrix, Inc.* ..........................    $    14,686,429
     718,000     Cellegy Pharmaceuticals, Inc.*,(ss),# ......          3,446,400
     594,020     Genzyme Corp.* .............................         64,730,359
   1,049,165     Immunomedics, Inc.* ........................         14,352,577
     646,875     Immunomedics, Inc.*,(ss) ...................          8,849,250
     442,976     Oxford GlycoSciences PLC*,** ...............          6,385,721
     651,835     Protein Design Labs, Inc.* .................         41,880,399
     854,400     Third Wave Technologies, Inc.*,(ss) ........          3,812,760

                                                                     158,143,895

Medical - Drugs - 34.3%
   1,008,815     Abbott Laboratories ........................         46,788,840
   1,464,380     American Home Products Corp. ...............         84,567,945
     796,789     Aventis S.A ................................         61,667,995
   2,370,215     Biovail Corp. - New York Shares* ...........         93,102,045
   1,644,140     Bristol-Myers Squibb Co. ...................         92,071,840
     540,570     CIMA Labs, Inc.*,# .........................         30,293,543
     533,060     Elan Corp. PLC (ADR)* ......................         26,732,959
     937,800     Ivax Corp.* ................................         37,558,890
      17,150     Novartis A.G ...............................         26,651,833
     923,955     OSI Pharmaceuticals, Inc.*,(ss) ............         47,435,850
   1,719,605     Pfizer, Inc. ...............................         74,458,896
   1,516,370     Priority Healthcare Corp.* .................         52,739,349
   1,705,475     Sanofi-Synthelabo S.A ......................        102,210,216
  23,647,415     SkyePharma PLC*,** .........................         30,451,654
     589,000     Takeda Chemical Industries, Ltd.** .........         28,416,560
   1,537,595     Teva Pharmaceutical Industries, Ltd. (ADR) .         83,722,048

                                                                     918,870,463

Medical - HMO - 6.2%
   1,778,090     Oxford Health Plans, Inc.* .................         55,298,599
     902,745     UnitedHealth Group, Inc. ...................         59,111,743
     537,485     Wellpoint Health Networks, Inc.* ...........         52,807,901

                                                                     167,218,243

Medical - Hospitals - 2.7%
     896,550     HCA-The Healthcare Corp. ...................         34,696,485
     823,995     Tenet Healthcare Corp.* ....................         36,783,137

                                                                      71,479,622

Medical - Wholesale Drug Distributors - 3.2%
   1,291,680     Cardinal Health, Inc. ......................         87,059,232

Medical Instruments - 4.7%
   1,309,745     Guidant Corp.* .............................         53,699,545
     595,230     Medtronic, Inc. ............................         26,547,258
     793,660     St. Jude Medical, Inc.* ....................         45,437,035

                                                                     125,683,838

Medical Labs and Testing Services - 3.4%
     495,855     Laboratory Corporation of America Holdings*          69,915,555
     173,285     Quest Diagnostics, Inc.* ...................         21,348,712

                                                                      91,264,267

Medical Products - 6.5%
   1,128,145     Baxter International, Inc. .................        102,830,417
     970,515     Becton, Dickinson and Co. ..................         31,396,160
     700,000     Cerus Corp.*,(ss),# ........................         38,885,000

                                                                     173,111,577

Retail - Drug Store - 1.1%
     678,095     Walgreen Co. ...............................    $    29,008,904

Therapeutics - 6.2%
   1,659,710     Cell Therapeutics, Inc.*,# .................         41,409,764
     640,045     CV Therapeutics, Inc.* .....................         30,280,529
     791,495     ILEX Oncology, Inc.*,# .....................         14,642,657
     692,505     Neurogen Corp.*,# ..........................         15,221,260
     420,745     NPS Pharmaceuticals, Inc.* .................         12,706,499
     608,055     NPS Pharmaceuticals, Inc.*,(ss) ............         18,363,261
     632,400     Titan Pharmaceuticals, Inc.*,(ss) ..........         22,292,100
     356,830     Trimeris, Inc.* ............................         12,549,711

                                                                     167,465,781
--------------------------------------------------------------------------------
Total Common Stock (cost $2,087,559,099) ....................      2,275,305,640
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.7%
                 General Electric Capital Corp.
$ 98,300,000       4.64%, 5/1/01 (amortized cost $98,300,000)         98,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 12.7%
                 Federal Home Loan Bank System:
  50,000,000       4.61%, 6/8/01 ............................         49,756,694
  50,000,000       4.61%, 6/21/01 ...........................         49,673,458
  95,000,000       4.16%, 6/27/01 ...........................         94,373,871
 100,000,000       4.54%, 7/6/01 ............................         99,250,000
                 Freddie Mac
  50,000,000       4.27%, 9/26/01 ...........................         49,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $342,093,968) ..........        342,179,023
--------------------------------------------------------------------------------
Total Investments (total cost $2,527,953,067) - 101.3% ......      2,715,784,663
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3%)     (34,618,888)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,681,165,775
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             3.6%          $    96,914,805
France                                             6.0%              163,878,211
Ireland                                            1.0%               26,732,959
Israel                                             3.1%               83,722,048
Japan                                              1.0%               28,416,560
Switzerland                                        1.0%               26,651,833
United Kingdom                                     1.4%               36,837,375
United States++                                   82.9%            2,252,630,872
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,715,784,663

++Includes Short-Term Securities (66.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/14/01             6,700,000     $    9,586,360    $      235,840
British Pound 10/26/01            1,500,000          2,137,650             6,600
British Pound 11/9/01             8,300,000         11,825,010            51,930
Japanese Yen 5/7/01             600,000,000          4,854,687           352,968
Japanese Yen 11/9/01          1,100,000,000          9,098,662           129,526
--------------------------------------------------------------------------------
Total                                           $   37,502,369    $      776,864

See Notes to Schedule of Investments.

                              Janus Global Life Sciences Fund  April 30, 2001  3

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  2,527,953

Investments at value                                                $  2,715,785
  Cash                                                                     1,089
  Receivables:
    Investments sold                                                      10,633
    Fund shares sold                                                       2,537
    Interest                                                                  --
    Dividends                                                                923
  Other assets                                                                 7
  Forward currency contracts                                                 777
--------------------------------------------------------------------------------
Total Assets                                                           2,731,751
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 45,112
    Fund shares repurchased                                                2,414
    Advisory fees                                                          1,352
    Transfer agent fees and expenses                                         665
  Accrued expenses                                                         1,042
--------------------------------------------------------------------------------
Total Liabilities                                                         50,585
--------------------------------------------------------------------------------
Net Assets                                                          $  2,681,166
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          158,136
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      16.95
--------------------------------------------------------------------------------

See Notes to Financial Statements.

4  Janus Global Life Sciences Fund April  30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      4,864
  Dividends                                                                6,053
  Foreign tax withheld                                                     (113)
--------------------------------------------------------------------------------
Total Investment Income                                                   10,804
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           10,730
  Transfer agent fees and expenses                                         3,762
  Registration fees                                                          209
  Postage and mailing expenses                                               223
  Custodian fees                                                             190
  Printing expenses                                                          332
  Audit fees                                                                  10
  Trustees' fees and expenses                                                  7
  Other expenses                                                              13
--------------------------------------------------------------------------------
Total Expenses                                                            15,476
Expense and Fee Offsets                                                    (363)
Net Expenses                                                              15,113
Net Investment Income/(Loss)                                             (4,309)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions               (405,711)
  Net realized gain/(loss) from foreign currency transactions              3,339
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                   (596,748)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (999,120)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(1,003,429)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                              Janus Global Life Sciences Fund  April 30, 2001  5

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $    (4,309)   $      4,143
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (402,372)      (443,953)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                (596,748)        742,803
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (1,003,429)        302,993
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (3,081)             --
  Net realized gain from investment transactions*                          --             --
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (3,081)             --
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         256,217      6,401,236
  Reinvested dividends and distributions                                2,992             --
  Shares repurchased                                                (838,991)    (2,781,207)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (579,782)      3,620,029
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (1,586,292)      3,923,022
Net Assets:
  Beginning of period                                               4,267,458        344,436
--------------------------------------------------------------------------------------------
  End of period                                                  $  2,681,166   $  4,267,458
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  3,351,124   $  3,930,906
  Accumulated net investment income/(loss)*                           (4,309)          3,081
  Accumulated net realized gain/(loss) from investments*            (854,233)      (451,861)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     188,584        785,332
--------------------------------------------------------------------------------------------
                                                                 $  2,681,166   $  4,267,458
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          13,216        295,536
  Reinvested distributions                                                148             --
--------------------------------------------------------------------------------------------
Total                                                                  13,364        295,536
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (45,649)      (133,896)
Net Increase/(Decrease) in Fund Shares                               (32,285)        161,640
Shares Outstanding, Beginning of Period                               190,421         28,781
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     158,136        190,421
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  1,548,009   $  7,261,028
  Proceeds from sales of securities                                 2,320,587      3,788,206
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Global Life Sciences Fund  April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year
or period ended October 31                       2001          2000            1999(2)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    22.41    $    11.97      $    10.00
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                            (.03)           .02              --
  Net gains on securities (both realized
   and unrealized)                                (5.41)         10.42            1.97
--------------------------------------------------------------------------------------
Total from Investment Operations                  (5.44)         10.44            1.97
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.02)            --              --
  Distributions (from capital gains)                  --            --              --
--------------------------------------------------------------------------------------
Total Distributions                                (.02)            --              --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    16.95    $    22.41      $    11.97
--------------------------------------------------------------------------------------
Total Return*                                   (24.30)%        87.22%          19.70%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $2,681,166    $4,267,458      $  344,436
Average Net Assets for the Period
  (in thousands)                              $3,328,843    $2,987,158      $  227,552
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.94%         0.97%           1.21%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.92%         0.94%           1.19%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                           (0.26)%         0.14%         (0.41)%
Portfolio Turnover Rate**                            98%          147%            235%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                              Janus Global Life Sciences Fund  April 30, 2001  7

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                            Value as
                               Acquisition   Acquisition       Fair           % of
                                  Date          Cost           Value       Net Assets
=====================================================================================
Cellegy Pharmaceuticals, Inc.    7/29/99     $ 4,500,000   $  3,446,400       0.13%
Cerus Corp.                      8/30/00      35,000,000     38,885,000       1.45%
Immunomedics, Inc.               2/18/00      11,990,000      8,849,250       0.33%
NPS Pharmaceuticals, Inc.        4/19/00       7,296,660     18,363,261       0.68%
OSI Pharmaceuticals, Inc.        2/25/00      17,000,000     47,435,850       1.77%
Third Wave Technologies, Inc.    7/25/00       7,500,002      3,812,760       0.14%
Titan Pharmaceuticals, Inc.      11/15/00     34,310,000     22,292,100       0.83%
                                                          ---------------------------
                                                           $143,084,621       5.33%
=====================================================================================

The Fund has registration rights for certain restricted securities held at April 30, 2001. The issuer incurs all registration costs.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                          Purchases                   Sales               Realized        Dividend    Market Value
                                    Shares        Cost         Shares         Cost       Gain/(Loss)       Income      at 4/30/01
==================================================================================================================================
Cell Therapeutics, Inc.             645,395   $ 32,318,257      431,990   $ 27,380,002  $(18,882,535)            --   $ 41,409,764
Cellegy Pharmaceuticals, Inc.            --             --        2,000         12,500        (2,500)            --      3,446,400
Cerus Corp.                              --             --           --             --             --            --     38,885,000
CIMA Labs, Inc.                      59,065      3,695,658      352,355     14,177,791      5,823,069            --     30,293,543
Cytyc Corp.(1)                       50,975        855,228      403,460     15,986,602      1,693,559            --     78,037,282
Data Critical Corp.                      --             --      722,170     10,785,730    (9,150,542)            --             --
DUSA Pharmaceuticals, Inc.
- New York Shares                        --             --    1,068,895     30,576,283   (15,626,191)    $    1,099             --
ILEX Oncology, Inc.                      --             --      976,550     41,089,871   (26,092,175)            --     14,642,657
Neurogen Corp.                      105,705      3,215,691      287,585     12,714,264    (6,702,197)            --     15,221,260
Ribozyme Pharmaceuticals, Inc.           --             --    1,514,130     38,878,851   (24,939,496)            --             --
----------------------------------------------------------------------------------------------------------------------------------
                                              $ 40,084,834                $191,601,894  $(93,879,008)    $    1,099   $221,935,906
==================================================================================================================================

(1)  Adjusted for 3-for-1 stock split 3/5/01.

8  Janus Global Life Sciences Fund  April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Global Life Sciences Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                              Janus Global Life Sciences Fund  April 30, 2001  9

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

10  Janus Global Life Sciences Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $25,000                $18,755          $522,300
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire between October 31, 2007, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

Net Capital Loss     Federal Tax        Unrealized        Unrealized            Net
   Carryovers            Cost          Appreciation     (Depreciation)      Appreciation
-----------------------------------------------------------------------------------------
 $ (427,133,674)    $2,557,871,559    $  335,957,990    $ (178,044,886)    $  157,913,104
-----------------------------------------------------------------------------------------

                             Janus Global Life Sciences Fund  April 30, 2001  11

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

12  Janus Global Life Sciences Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                             Janus Global Life Sciences Fund  April 30, 2001  13

Notes

14  Janus Global Life Sciences Fund  April 30, 2001

Notes

                             Janus Global Life Sciences Fund  April 30, 2001  15

Notes

16  Janus Global Life Sciences Fund  April 30, 2001

Notes

                             Janus Global Life Sciences Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      GL59-06/01